SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   March 13, 1998
                                                   -----------------------------




                             Base Ten Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey                     0-7100              22-1804206
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(State of Other Jurisdiction            (Commission         (I.R.S. Employer
  Of Incorporation)                     File Number)        Identification No.)




One Electronics Drive, Trenton, New Jersey                       08619
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(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code            (609)586-7010
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Inapplicable
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(Former Name of Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

         On March 13, 1998, Base Ten Systems, Inc. (the "Company") appointed Price Waterhouse LLP ("Price Waterhouse") as the principal accountant to audit the Company's financial statements.

         During the Company's two most recent fiscal years and the subsequent interim period preceding March 13, 1998, neither the Company (nor anyone acting on the Company's behalf) consulted with Price Waterhouse regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company by Price Waterhouse; or matters which would require disclosure pursuant to Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 1998

                                                  BASE TEN SYSTEMS, INC.



                                              By: WILLIAM F. HACKETT
                                                  ----------------------------
                                                  William F. Hackett
                                                  Senior Vice President,
                                                  Chief Executive Officer and
                                                  Secretary